Securian Funds Trust
Supplement dated November 5, 2021 to the Prospectus of Securian Funds Trust dated May 1, 2021, as supplemented to date.
Effective October 1, 2021, Brad Angermeier was added as an additional portfolio manager for the SFT Delaware Ivysm Growth Fund.
The text on page 48, under the caption “SFT Delaware IvySM Growth Fund: Management,” is replaced by the following:
SFT Delaware Ivysm Growth Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by DIFA. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Bradley M. Klapmeyer Senior Vice President, DIFA	August 1, 2016
Brad Angermeier Portfolio Manager, DIFA	October 1, 2021
The text relating to the SFT Delaware Ivysm Growth Fund starting on page 126, under the caption “Portfolio Managers,” is replaced by the following:
Portfolio Managers
Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Delaware Ivysm Growth Fund	Bradley M. Klapmeyer Senior Vice President, DIFA	August 1, 2016	Portfolio Manager of the large cap growth product suite since 2016; Portfolio Manager of the former Waddell & Reed Advisors Tax-Managed Equity Fund and Ivy Tax-Managed Equity Fund from 2014 to 2018; joined the Large Cap Growth team as Assistant Portfolio Manager in 2011
	Brad Angermeier Portfolio Manager, DIFA	October 1, 2021	Portfolio Manager of the large cap growth product suite since 2021, comprising mutual funds and institutional fund accounts; Equity Investment Analyst from 2017 to 2021; Equity Research Analyst at Kornitzer Capital Management from 2013 to 2017
Please retain this supplement for future reference.

F98196 11-2021